UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA	94109
(Address of principal executive offices)	(Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

                                    TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2014

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2015~

Dear Fellow Shareholders:

The Encompass Fund (the "Fund") is on a fiscal year ending May 31st, and this Semi-Annual Report is for the period June 1, 2014 to November 30, 2014.

We reported in the July, 2014 Annual Letter that the Fund had shifted its major focus from the metals (precious and industrial) industry to the energy (oil and natural gas) industry. The Fund's shift toward emphasizing oil & gas companies worked well until the latter part of 2014, particularly November on, when oil prices unexpectedly collapsed and oil company stocks experienced major declines. Oil prices declined by about 50% during the last several months of 2014. Natural gas prices also declined, though not as sharply. The Fund trailed its benchmark, the Wilshire 5000 Index, for the six month period ended November 30, 2014 (-29.9% vs. 7.97%, respectively).

There are a variety of reasons that the price of oil "fell off the cliff," including Saudi Arabia's and OPEC's decision to hold production steady (designed to maintain the Saudi's market share; nullify their geopolitical foes, Iran and Russia; and reduce production in the U.S.); supply exceeding demand, due to minimal demand growth in Europe and Japan; and financial players fleeing the market. These developments convinced us to decrease the Fund's holdings in oil and gas companies. While we continue to believe that prices will rise over the long term, it is increasingly clear that the time frame for such price increases is very difficult to predict.

We have continued to reduce our exposure to various other commodity areas, such as gold and silver and copper. One resource area that we have added to is uranium. The spot price of uranium increased from about $28 per pound in June, 2014 to over $40 per pound by the end of the year. We added to our holding in Fission Uranium, which has a very major uranium discovery in the Athabasca Basin region of Canada, and added Brades Resource, which has promising exploration property adjacent to the Fission property.

We added two airlines during the period, Alaska and Delta, as the airlines are major beneficiaries of the oil price decline-fuel is an airline's second largest cost factor, after labor. We have increased our participation in the technology area, particularly by adding TASER International to the portfolio. TASER is a leader in personal electrical weapons and video recording devices used globally by law enforcement, the military, and first responders.

We continue to utilize our value-oriented approach. This sometimes results in being early, and requires a patient approach. Unfortunately, investors these days, whether managing billions of dollars or in their own portfolios, seem to have little patience.

This is one of the reasons that we sincerely appreciate the Fund's investors, who have continued to be supportive. We have had rough periods over the past eight years, but have bounced back. We will continue to work very hard to achieve such a recovery again.

Yours very truly,

Malcolm H. Gissen                                      Marshall G. Berol

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-463-3957. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.encompassfunds.com or by calling toll free 1-888-463-3957.

2014 Semi-Annual Report 1

Encompass Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2014 NAV $4.19

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2014.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	-24.23%	-27.00%	-12.92%	-9.51%
Wilshire 5000 Index(B)	15.68%	20.67%	16.17%	8.34%

The Fund’s total annual operating expenses are 1.50% per the September 26, 2014 prospectus. The Total Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2014 Semi-Annual Report 2

Encompass Fund

                                                          Encompass Fund
                                      By Sectors Based on Percentage of Net Assets
                                                                 (UNAUDITED)

                             *Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2014 Semi-Annual Report 3

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2014 and held through November 30, 2014.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2014 to
	June 1, 2014	November 30, 2014	November 30, 2014

Actual	$1,000.00	$700.67	$6.18

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2014 Semi-Annual Report 4

Encompass Fund
		Schedule of Investments
		November 30, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

Air Transportation, Scheduled
1,100	Alaska Air Group, Inc.	$64,933
1,200	Delta Air Lines, Inc.	56,004
		120,937	4.26%
Copper Mining & Processing
80,000	Chilean Metals Inc. * (Canada)	3,851
263,333	Chilean Metals Inc. * (Restricted) (Canada)	11,407
300,000	Redhawk Resources, Inc. * (Canada)	23,628
		38,886	1.37%
Forestry
6,000	Interfor Corporation * (Canada)	93,358	3.29%
Gold Exploration & Mining
15,000	Atacama Pacific Gold Corp. * (Canada)	5,644
416,500	Brazil Resources Inc. * (Canada)	189,534
183,412	Endeavour Mining Corp. * (Canada)	73,833
75,000	Gold Standard Ventures Corp. * (Canada)	36,630
		305,641	10.77%
Gold & Silver Ores
14,000	Primero Mining Corp. * (Canada)	56,840	2.00%
Industrial Metals & Minerals
258,500	American Vanadium Corp. * (Canada)	64,472
790,000	Aztec Metals Corp. * ** (Restricted) (Canada)	31,600
500,000	Brades Resource Corp. * (Canada)	35,005
165,000	United States Antimony Corp. *	150,150
		281,227	9.91%
Iron Ore Development
41,800	Alderon Iron Ore Corp. * (Canada)	14,166	0.50%
Natural Gas Processing
2,279,300	GeoPetro Resources Company *	102,568	3.62%
Oil & Gas Exploration & Production
30,000	Canacol Energy Ltd. * (Canada)	74,692
5,000	Crew Energy Inc. * (Canada)	31,417
57,000	Magnum Hunter Resources Corp. *	228,000
6,300	RMP Energy, Inc. * (Canada)	29,000
16,400	Rock Energy Inc. * (Canada)	51,093
25,300	Tamarack Valley Energy Ltd. * (Canada)	68,857
		483,059	17.02%
Oil & Gas Field Services
1,019,415	Continental Energy Corp. * (Canada)	40,675
35,000	GreenHunter Resources, Inc. *	38,118
		78,793	2.78%
Public Safety Technologies
1,500	TASER International, Inc. *	32,220	1.14%
Services - Management Consulting Services
193	Ashford Inc. *	22,931	0.81%
Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	49,500
10,000	Silver Wheaton Corp. (Canada)	199,200
		248,700	8.77%
Surgical & Medical Instruments & Apparatus
937	Delcath Systems, Inc. *	1,162	0.04%
Solar Systems Operations & Financing
38,100	OneRoof Energy Group, Inc. * (Canada)	23,339	0.82%
Uranium Mining & Exploration
75,000	Fission Uranium Corp. * (Canada)	57,102
72,500	Uranium Energy Corp. *	125,787
		182,889	6.45%
Total for Common Stocks (Cost - $4,019,775)		2,086,716	73.55%

* Non-Income producing securities during the period.
** The value of Aztec Metals Corp. is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation and is considered a Level 3 security. See Note 3.

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 5

Encompass Fund
		Schedule of Investments
		November 30, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 9/30/2014 (Restricted) (Canada) ***	$149,625
Total for Convertible Notes Securities (Cost - $250,000)		149,625	5.27%
EXCHANGE TRADED FUNDS
1,850	ProShares Ultra Nasdaq Biotechnology *	236,338
Total for Exchange Traded Funds (Cost - $95,752)		236,338	8.33%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	66,667
Total for Preferred Stock (Cost - $100,000)		66,667	2.35%
REAL ESTATE INVESTMENT TRUSTS
3,360	Ashford Hospitality Prime Inc.	58,968
16,800	Ashford Hospitality Trust Inc.	176,064
Total for Real Estate Investment Trusts (Cost - $125,109)		235,032	8.28%
WARRANTS
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2015) (a)	-
125,000	Chilean Metals Inc. * (Restricted) (expires 6-11-2015) (b)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 12-31-2015) (c)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 6-25-2015) (d)	-
62,500	GeoPetro Resources Company * **** (expires 12-23-2014) (e)	-
8,900	Magnum Hunter Resources Corp. * (Restricted) (expires 4-15-2016) (f)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2015) (g)	-
Total for Warrants (Cost - $0)		-	0.00%
MONEY MARKET FUNDS
134,927	Fidelity Institutional Money Market Fund 59 0.00% +	134,927
Total for Money Market Funds (Cost - $134,927)		134,927	4.76%
	Total Investments	2,909,305	102.54%
	(Cost - $4,725,563)
	Liabilities in Excess of Other Assets	(72,175)	-2.54%
	Net Assets	$2,837,130	100.00%

* Non-Income producing securities during the period.
*** The value of the Continental Energy Corp. Convertible Note is on an "as if converted" basis, based on the stock's market price from time to time (with a 25% restricted stock discount). That valuation method was put into effect on November 28, 2014, and con-
tinues. It’s considered a Level 3 security. See Note 3.
**** Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security represents 0% of the portfolio at November 30, 2014 and is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Variable rate security; the coupon rate shown represents the rate at November 30, 2014.
(a) Aztec Metals Corp. warrants expire January 28, 2015, with an exercise price of $0.075 Canadian.
(b) Chilean Metals Inc. warrants expire June 11, 2015, with a exercise price of $0.15 Canadian.
(c) Continental Energy Corp. warrants expire December 31, 2015, with an exercise price of $0.05.
(d) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(e) GeoPetro Resources Company warrants expire December 23, 2014, with an exercise price of $0.50.
(f) Magnum Hunter Resources Corp. warrants expire April 15, 2016, with an exercise price of $8.50.
(g) Nortec Minerals Corp. warrants expire July 7, 2015, with an exercise price of $0.20 Canadian.

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2014

Assets:
Investment Securities at Fair Value	$2,909,305
(Cost - $4,725,563)
Cash	500
Receivables:
Interest	3
Dividends	745
Total Assets	2,910,553
Liabilities:
Management Fees Payable	2,458
Service Fees Payable	1,106
Payable for Securities Purchased	69,859
Total Liabilities	73,423
Net Assets	$2,837,130
Net Assets Consist of:
Paid In Capital	$10,398,973
Accumulated Net Investment Loss	(28,060)
Accumulated Realized Loss on Investments - Net	(5,717,525)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(1,816,258)
Net Assets, for 677,912 Shares Outstanding	$2,837,130
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($2,837,130/677,912 shares)	$4.19
Redemption Price ($4.19 x 0.98) (Note 2)	$4.11

Statement of Operations (Unaudited)
For the six month period ended November 30, 2014

Investment Income:
Dividends (a)	$19,606
Interest	7
Total Investment Income	19,613
Expenses:
Management Fees (Note 4)	19,651
Service Fees (Note 4)	8,843
Total Expenses	28,494

Net Investment Loss	(8,881)

Realized and Unrealized Gain/Loss on Investments, Foreign Currency Related Transactions
and Written Options:
Realized Loss on Investments and Foreign Currency Related Transactions	(889,078)
Realized Gain on Written Options	3,620
Change in Unrealized Depreciation on Investments and Foreign Currency
Related Transactions	(364,972)
Change in Unrealized Appreciation on Written Options	500
Net Realized and Unrealized Loss on Investments Foreign Currency Related
Transactions and Written Options	(1,249,930)

Net Decrease in Net Assets Resulting from Operations	$(1,258,811)

(a) Net of foreign taxes withheld $123. The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 7

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2014	6/1/2013
	to	to
	11/30/2014	5/31/2014
Increase/(Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$(8,881)	$(44,560)
Net Realized Gain/(Loss) on Investments	(889,078)	(1,896,029)
Realized Gain/(Loss) on Option Transactions	3,620	3,709
Unrealized Appreciation/(Depreciation) on Investments	(364,972)	1,879,266
Unrealized Appreciation/(Depreciation) on Options	500	3,120
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,258,811)	(54,494)
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	151,133	408,970
Proceeds From Redemption Fees (Note 2)	1,603	800
Cost of Shares Redeemed	(328,906)	(1,351,680)
Net Increase/(Decrease) from Shareholder Activity	(176,170)	(941,910)
Total Increase/(Decrease)	(1,434,981)	(996,404)
Net Assets at Beginning of Period	4,272,111	5,268,515
Net Assets at End of Period (Including undistributed net investment	$2,837,130	$4,272,111
income/(loss) of ($28,060) and ($19,179), respectively.)

Share Transactions:
Issued	25,437	68,109
Reinvested	-	-
Redeemed	(61,760)	(243,283)
Net Increase/(Decrease) in Shares	(36,323)	(175,174)
Shares Outstanding Beginning of Period	714,235	889,409
Shares Outstanding End of Period	677,912	714,235

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2014		6/1/2013		6/1/2012		6/1/2011	6/1/2010	6/1/2009
throughout the period:	to		to		to		to	to	to
	11/30/2014		5/31/2014		5/31/2013		5/31/2012	5/31/2011	5/31/2010
Net Asset Value -
Beginning of Period	$5.98		$5.92		$8.89		$15.16	$9.73	$6.76
Net Investment Income/(Loss) (a)	(0.01)		(0.06)		(0.09)		(0.09)	(0.13)	(0.06)
Net Gains or Losses on Securities
(realized and unrealized)	(1.78)		0.12		(2.88)		(6.20)	5.53	3.03
Total from Investment Operations	(1.79)		0.06		(2.97)		(6.29)	5.40	2.97
Less Distributions from:
Net Investment Income	0.00		0.00		0.00		0.00	0.00	0.00
Total Distributions	0.00		0.00		0.00		0.00	0.00	0.00
Proceeds from Redemption Fee (Note 2)	0.00	*	0.00	*	0.00	*	0.02	0.03	0.00	*
Net Asset Value -
End of Period	$4.19		$5.98		$5.92		$8.89	$15.16	$9.73
Total Return (b)	(29.93)%	**	1.01%		(33.41)%		(41.36)%	55.81%	43.93%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$2,837		$4,272		$5,269		$11,242	$27,465	$8,495
Ratio of Expenses to Average Net Assets	1.45%	***	1.45%		1.45%		1.45%	1.45%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	(0.45)%	***	(0.99)%		(1.13)%		(0.78)%	(0.96)%	(0.67)%
Portfolio Turnover Rate	13.42%	**	23.70%		24.37%		27.82%	25.57%	21.50%

* Amount calculated is less than $0.005.
** Not Annualized.
*** Annualized.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders.

The accompanying notes are an integral part of these financial statements.

2014 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
NOVEMBER 30, 2014
(UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposes the redemption fee. During the six month period ended November 30, 2014 proceeds from redemption fees were $1,603.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2014, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various perti-

2014 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

nent factors, including the discount to the trading price of the common stock at which the units were purchased; the restrictions on the sale of the units; and the market price of the stock relative to the exercise price of the relevant warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	$31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Chilean Metals Inc.	10/15/2013	22,982	263,333	0.043	11,407
Chilean Metals Inc. - Warrants	5/15/2014	0	125,000	0.000	0
Continental Energy Corp. *	9/19/2011	250,000	250,000	0.599	149,625
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
Magnum Hunter Resources Corp.	9/12/2013	0	8,900	0.000	0
					$192,632

* Convertible Note 18% 9/30/2014.

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 6.79% of the Fund’s net assets at November 30, 2014. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (relating to fiscal years May 31, 2012 – 2014), or expected to be taken on the Fund’s tax return for the fiscal year ended May 31, 2015. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

2014 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

3.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust's Good Faith Pricing Guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that priori-tizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts, warrants and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money Market Funds. Money Market Funds are valued using amortized cost, which approximates fair value. These securities will be categorized in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securi-

2014 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

ties are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities (including convertible notes). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

The following tables summarize the inputs used to value the Fund's assets measured at fair value as of November 30, 2014:

Assets:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$2,043,709	$ 11,407	$ 31,600	$2,086,716
Convertible Notes	0	0	149,625	149,625
Exchange Traded Funds	236,338	0	0	236,338
Preferred Stock	0	66,667	0	66,667
Real Estate Investment Trusts	235,032	0	0	235,032
Warrants	0	0	0	0
Money Market Funds	134,927	0	0	134,927
Total	$2,650,006	$ 78,074	$ 181,225	$2,909,305

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable. For additional information regarding the techniques used to value the Fund’s level 3 investments – Aztec Metals Corp. and Continental Energy Corp. Convertible Note – please see the Fund’s Schedule of Investments.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2014	$218,350
Total realized gain/(loss)	0
Change in unrealized appreciation/(depreciation)	(37,125)
Cost of Purchases	0
Cost of Sales	0
Net transfers in/(out) of level 3 from level 2	0
Ending balance at November 30, 2014	$181,225

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at November 30, 2014 includes ($37,125).

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
-	-	-	-

Financial assets are transferred from level 2 to level 1 when the underlying positions are no longer restricted securities.

2014 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust, on behalf of the Fund, and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, Rule 12b-1 expenses (of which none were authorized as of November 30, 2014), brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services the Adviser also receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2014, the Adviser earned management fees totaling $19,651, of which $2,458 was owed to the Adviser at November 30, 2014. For the same period the Adviser earned services fees of $8,843, of which $1,106 was still due to the Adviser at November 30, 2014.

Trustees who are not interested persons of the Fund were paid a total of $0 in Trustees’ fees by the Fund's Adviser for the six month period ended November 30, 2014.

5.) INVESTMENT TRANSACTIONS
For the six month period ended November 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $476,400 and $610,745 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at November 30, 2014 was $4,725,563.

At November 30, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$780,799	($2,597,057)	($1,816,258)

There was no difference between book cost and tax cost.

6.) PUT & CALL OPTIONS
As of November 30, 2014, Fund portfolio securities valued at $0 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the six month period ended November 30, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2014	50	$3,620
Options written	0	$0
Options exercised	0	$0
Options expired	(50)	($3,620)
Options terminated in closing purchase transactions	0	$0
Options outstanding at November 30, 2014	0	$0

There were no purchased options transactions during the six month period ended November 30, 2014.

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	$0

2014 Semi-Annual Report 13

Notes to Financial Statements (Unaudited) - continued

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended November 30, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Realized Gain		Change in Unrealized
Transactions	on Written	$3,620	Appreciation on Written	$500
	Options		Options

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

7.) TAX MATTERS
There were no distributions paid during the six month period ended November 30, 2014 and the fiscal year ended May 31, 2014.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2014 was $10,398,973 representing 677,912 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2014, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, CA, 94101, held for the benefit of others, in aggregate, approximately 60.03% of the Fund and therefore may be deemed to control the Fund.

2014 Semi-Annual Report 14

Board of Trustees
Malcolm H. Gissen
John F. Hamilton
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
MUFG Union Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/6/15

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/6/15

By: /s/Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 2/6/15